UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 14, 2010

Meta Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22140	42-1406262
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

121 East Fifth Street, Storm Lake, IA  50588

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (712) 732-4117

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

As we (the “Company”) disclosed in our Form 8-K filed on October 12, 2010, our wholly owned subsidiary, MetaBank (the “Bank”), is required, among other things, to obtain prior written approval from the Office of Thrift Supervision (“OTS”) before entering into any new third party relationship agreements concerning any credit product, deposit product (including prepaid access), or automatic teller machine pursuant to OTS supervisory directives.  The Bank sought such approvals for programs conducted through the Bank’s Meta Payment Systems® division (“MPS”), and after several meetings with OTS field staff as well as a meeting and additional communications with the OTS’ Chicago office, we were informed on October 14, 2010 that OTS was not prepared at this time to allow the Bank to enter into any such new third party relationship agreements, including adding new banks to sell cards under its Simplexes program. This means that our program managers will not, without MetaBank obtaining the prior written approval of OTS, be able to amend existing agreements or enter into new agreements with distributors that are also parties to a third party agency relationship with the Bank. This would include any distributors that have the capability to issue cards and accept cash deposits on those cards.  According to the OTS, written permission to enter into all these types of programs must await the result of the OTS’ review of the Bank’s operations, which review generally is not expected to occur for up to several months. Nonetheless, as previously disclosed, MetaBank expects to be able to continue to service its existing third party relationship agreements consistent with their terms and the OTS Directives.

We are cooperating with the OTS as we continue to correct those aspects of our operations that have been determined by OTS to be deficient, but can offer no assurance as to when or to what extent the OTS will allow the Bank to resume adding new third party relationships.

If our program managers decide to migrate to other issuing banks while we cannot execute new third party relationship agreements or afterwards, we expect that this could have a material adverse effect on our results of operations and financial condition, depending on the timing and nature and number of such program managers who decide not to continue their existing relationship with the Bank.

Matters discussed in this Current Report on Form 8-K contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) that involve substantial risks and uncertainties, including, but not limited to, the uncertainty of OTS approvals, the scope of any restrictions and compliance requirements related to such OTS approvals, and our retention of program managers. Reference is also made to other risks and uncertainties detailed in reports filed by the Company with the Securities and Exchange Commission. The Company cautions that the foregoing risks and uncertainties are not exclusive. The Company does not undertake any obligation to update the forward-looking statements contained in this Current Report on Form 8-K in light of future events, except as required in subsequent reports we file with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META FINANCIAL GROUP, INC.

	By:	/s/ David W Leedom
David W. Leedom
Executive Vice President, Secretary, Treasurer,
and Chief Financial Officer

Date: October 18, 2010